UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 17, 2017

Behringer Harvard Opportunity REIT I, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-51961	20-1862323
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

14675 Dallas Parkway, Suite 600, Dallas, Texas 75254
(Address of principal executive offices)
(Zip Code)

(866) 655-3650
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.             Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Articles of Amendment

On February 21, 2017, Behringer Harvard Opportunity REIT I, Inc. (the “Company”) filed Articles of Amendment with the Maryland State Department of Assessments and Taxation (the “SDAT”).  The Articles of Amendment became effective upon filing with the SDAT.

The Articles of Amendment were approved by the Company’s stockholders at its annual meeting of stockholders originally scheduled for January 23, 2017 and as adjourned to January 30, 2017 and February 17, 2017 (the “Annual Meeting”).  The Articles of Amendment amend the Company’s charter to (a) exclude the distribution of interests in a liquidating trust from the definition of a ‘‘roll-up transaction’’ (the ‘‘Roll-up Definition Amendment’’), (b) eliminate the requirement to distribute a specific report with audited financial statements, related-party and other information to stockholders each year that had previously been required by state securities administrators in connection with the Company’s initial public offering or that related to such required provisions (the “Reporting Amendment”), and (c)  remove the quorum requirement (the “Quorum Amendment” and collectively with the Roll-up Definition Amendment and the Reporting Amendment, the “Charter Amendments”).  The Charter Amendments are discussed in detail in the Company’s definitive proxy statement dated November 10, 2016 and filed with the Securities and Exchange Commission on November 2, 2016 (the “Proxy Statement”).

A copy of the Articles of Amendment is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference.

Second Amendment and Restatement of the Bylaws

In connection with approving and authorizing the Quorum Amendment to be submitted to the Company’s stockholders at the Annual Meeting, the Company’s Board of Directors approved the Second Amended and Restated Bylaws (the “Bylaws”) effective immediately upon filing the Articles of Amendment with the SDAT.  The Bylaws were amended and restated in order to reduce the quorum required for stockholder meetings.  As amended, the Bylaws provide that a quorum is one-third of all the votes entitled to be cast at a stockholder meeting instead of the 50% previously provided.

A copy of the Second Amended and Restated Bylaws is attached as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated by reference.

Item 5.07.             Submission of Matters to a Vote of Security Holders.

On February 17, 2017, the Company reconvened its Annual Meeting.  As of October 27, 2016, the record date for the Annual Meeting, there were 56,500,472 shares of the Company’s common stock outstanding and entitled to vote.

At the reconvened Annual Meeting, the Company’s stockholders approved a proposal to amend the Company’s Charter to eliminate the requirement to distribute a specific report with audited financial statements, related-party and other information to stockholders each year. The proposal is discussed in detail in the Proxy Statement.  The following are the voting results:

For	Against	Abstain	Broker Non-Votes
28,617,153	4,579,415	1,884,820	4,359,828

Item 9.01.             Financial Statements and Exhibits.

(d)           Exhibits.

3.1	Articles of Amendment of the Company.

3.2	Second Amended and Restated Bylaws of the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEHRINGER HARVARD OPPORTUNITY REIT I, INC.

Dated: February 24, 2017	By:	/s/ Terri Warren Reynolds
Terri Warren Reynolds
Senior Vice President — Legal, General Counsel, and Secretary

EXHIBIT LIST

Exhibit No.	Description
3.1	Articles of Amendment of the Company.

3.2	Second Amended and Restated Bylaws of the Company.